                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  JANUARY 5, 1995
                                                         ---------------

                               CIGNA CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                1-8323            06-1059331
         --------                ------            ----------
(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)      Identification No.)



              ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
                     PHILADELPHIA, PENNSYLVANIA          19192-1550
              -----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



               Registrant's telephone number, including area code


                                 (215) 761-1000
                                 --------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         The exhibits listed in the Index to Exhibits under Item 7 below are filed for the purpose of incorporating them into CIGNA's Registration Statement on Form S-3 declared effective December 22, 1993 (File
         No. 33-65396).


Item 7.  Financial Statements and Exhibits.

         (c) The exhibits accompanying this report are listed in the Index to Exhibits below.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CIGNA CORPORATION


Date: January 5, 1995                               By: /s/  Carol J. Ward
                                                        ----------------------
                                                        Carol J. Ward
                                                        Corporate Secretary

                               Index to Exhibits

Number                            Description                                Method of Filing
- ------                            -----------                                ----------------

1.3                               Distribution Agreement                     Filed herewith.
                                  for CIGNA Corporation
                                  Medium-Term Notes, Series E

4.1                               Form of Fixed                              Filed herewith.
                                  Rate CIGNA Corporation
                                  Medium-Term Note

4.2                               Form of Floating                           Filed herewith.
                                  Rate CIGNA Corporation
                                  Medium-Term Note



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